                                                                 EXHIBIT 10.23.2

                 SECOND AMENDMENT, WAIVER AND CONSENT AGREEMENT

                  This SECOND AMENDMENT, WAIVER AND CONSENT AGREEMENT (this "Agreement"), is dated as of April 9, 1998, by and among The Maxim Group, Inc., ("Maxim"), certain Subsidiaries of Maxim identified on the signature pages hereto (together with Maxim, the "Borrowers"), the financial institutions identified on the signature pages hereto as lenders (the "Lenders"), First Union National Bank ("First Union"), as administrative agent for the Lenders (in such capacity, the "Administrative Agent"), NationsBank, N.A., as documentation agent (the "Documentation Agent"), and Fleet National Bank, as co-agent (the "Co-Agent").

                                    RECITALS

                  WHEREAS, the Borrowers, the Lenders, the Administrative Agent, the Documentation Agent and the Co-Agent are parties to that certain Credit Agreement dated as of August 26, 1997, as amended by that certain letter agreement dated as of September 24, 1997 (as so amended, the "Credit Agreement");

                  WHEREAS, the Borrowers desire to enter into that certain Guaranty Agreement dated as of the date hereof (the "Guaranty"), pursuant to which they will, jointly and severally, unconditionally guarantee the obligations of First Security Bank, National Association, as trustee (the "Owner-Trustee"), under that certain (i) promissory note dated as of the date hereof (the "Bridge Note") issued by the Owner-Trustee and First Union, in its capacity as co-trustee under that certain Trust Agreement (as defined in Section 3 below), to First Union in the principal face amount of $12,610,000, and (ii) the Certificate dated as of the date hereof (the "Certificate") issued by the Owner-Trustee to First Union in the principal face amount of $390,000;

                  WHEREAS, THE Borrower desires to enter into that certain (a) Agency Agreement dated as of the date hereof (the "Agency Agreement") with the Owner-Trustee, pursuant to which Maxim will act as agent for the Owner-Trustee in connection with certain matters; (b) the Indemnification Agreement dated as of the date hereof (the "Indemnification Agreement"; the Guaranty, the Bridge Note, the Certificate, the Agency Agreement and the Indemnification Agreement are referred to herein collectively as the "Bridge Loan Documents") with the Owner-Trustee and First Union, pursuant to which, among other things, Maxim will indemnify First Union, the Owner-Trustee and certain other Persons identified therein from certain costs, expenses and liabilities;

                  WHEREAS, all of the obligations of the Borrowers under the Guaranty will be secured by, among other things, (a) the Collateral (as such term is defined in the Security Agreement), as provided in that certain First Amendment to Security Agreement (the "Security Agreement Amendment") dated as of the date hereof, and (b) an assignment by Maxim to First Union of all of Maxim's rights under the Guaranty, the Agency Agreement and the Indemnification Agreement, in each case, as provided for in the Indemnification Agreement (together with any assignment of Maxim's rights under any leases of real property entered into between the Owner-Trustee, as lessor, and Maxim, as lessee, referred to herein collectively as the "Assignment"); and



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                  WHEREAS, the Borrowers have jointly and severally requested
(i) the written approval of the Lenders to the execution, delivery and performance by Maxim and each of the other Borrowers of each of the Bridge Loan Documents to which they are party, including, without limitation, (A) the Contingent Obligations incurred by the Borrowers under the Guaranty, and (B) the Assignment, (ii) the amendment of the Credit Agreement as set forth in Section 2 hereof to, (iii) the amendment of the Security Agreement pursuant to the terms of the Security Agreement Amendment, (iv) a waiver of enforcement of Section
7.12 of the Credit Agreement with respect to (A) the failure of the Borrowers to cause CarpetMAX of Jacksonville, Inc., a Georgia corporation and a newly created wholly-owned Subsidiary of Maxim (the "New Subsidiary"), to timely execute and deliver to the Administrative Agent a Joinder Agreement and a supplement to the Security Agreement upon the creation thereof, and (B) the failure of Maxim to timely execute and deliver a supplement to the Pledge Agreement in favor of the Administrative Agent for the benefit of the Lenders with respect to the shares of the New Subsidiary owned by it, and (v) a waiver of enforcement of Section 4(a)(ii) of the Security Agreement and Section 10.1(e) of the Credit Agreement with respect to the failure of the Borrowers to timely notify the Administrative Agent of the change in the name of the Subsidiary Borrowers identified on
Schedule 1 attached hereto and made a part hereof.

                  NOW, THEREFORE, in consideration of the premises and the agreements, covenants and provisions herein contained, for Ten Dollars ($10.00) and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                  1. General. Subject to the satisfaction in full of each of the conditions set forth in Section 5 hereof, upon and after the date hereof, all references to the Credit Agreement in that document or in any other Loan Document shall mean the Credit Agreement as amended hereby. Except as expressly provided herein, the execution and delivery of this Agreement does not and will not amend, modify or supplement any provision of, or constitute a consent to or a waiver of any noncompliance with the provisions of, the Credit Agreement, and, except as specifically provided in this Agreement, the Credit Agreement shall remain in full force and effect and is hereby ratified and confirmed.

                  2. Amendments. Subject to the satisfaction in full of each of the conditions set forth in Section 5 hereof, the Credit Agreement is hereby amended as follows:

                     (a) Section 1.1 of the Credit Agreement is amended by
                  adding (in alphabetical order) the following new defined terms to read in their entirety as follows:

                     "Borrowing Request Notice" shall have the meaning assigned thereto in Section 2.13.

                     "Bridge Note" means that certain promissory note dated as
                  of April 9, 1998 issued by the Owner-Trustee and First Union, acting in its capacity as co-trustee under the Trust Agreement, to First Union in the principal face amount of $12,610,000.

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                     "Certificate" means that certain Certificate dated as of
                     April 9, 1998 issued by the Owner-Trustee to First Union in the principal face amount of $390,000.

                     "Guaranty" means the Guaranty Agreement dated as of April 9, 1998 by the Borrowers in favor of First Union, pursuant to which each of the Borrowers has jointly and severally guaranteed the payment obligations of the Owner-Trustee under the Bridge Note and the Certificate.

                     "Guaranty Reserve" means, at any time, an amount equal to the lesser of (a) $13,000,000, and (b) the sum of (i) the outstanding principal under the Bridge Note, together with all accrued and unpaid interest and fees thereon, and all other amounts then due and payable in respect of the Bridge Note, plus (ii) the outstanding principal amount under the Certificate, together with all accrued and unpaid yield and fees thereon, and all other amounts then due and payable in respect of the Certificate.

                     "Guaranty Payment Date" means any date upon which the principal, interest, fees or other amounts become due and payable under the Bridge Note or the Certificate.

                     "Owner-Trustee" means First Security Bank, National Association, in its capacity as trustee pursuant to that certain Trust Agreement dated as of April 9, 1998, by and between First Union and First Security Bank, National Association, together with its successors and assigns.

                     (b) Section 1.1 of the Credit Agreement is further amended by amending and restating the following definitions to read in their entirety as follows:

                         "Borrowing Base" means, at any date of determination ,
                     an amount equal to the lesser of (a) $50,000,000 less the Guaranty Reserve (except with respect to any request or deemed request for a Revolver Loan advance pursuant to
                     Section 2.13 hereof), and (b)(i) for any date of determination prior to April 30, 1998, an amount equal to four (4) times Consolidated EBITDAR, for the period of four consecutive fiscal quarters then most recently ended, less an amount equal to Consolidated Senior Debt at such date, plus an amount equal to Debt outstanding under the Revolver Facility at such date, less the Guaranty Reserve (except with respect to any request or deemed request for a Revolver Loan advance pursuant to Section 2.13 hereof), and
                     (ii) for any date of

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                     determination on or after April 30, 1998, an amount equal
                     to three and three quarters (3.75) times Consolidated EBITDAR, for the period of four consecutive fiscal quarters then most recently ended, less an amount equal to Consolidated Senior Debt at such date, plus an amount equal to Debt outstanding under the Revolver Facility at such date, less the Guaranty Reserve.

                              "Obligations" means, in each case, whether now in
                     existence or hereafter arising: (a) the principal of and interest on (including interest accruing after the filing of any bankruptcy or similar petition) the Loans, (b) all payment and other obligations owing by a Borrower to any Lender under any Hedging Agreement, (c) all payment and other obligations of Maxim and the other Borrowers under or in respect of the Guaranty, and (d) all other fees and commissions (including attorney's fees), charges, indebtedness, loans, liabilities, financial accommodations, obligations (including, without limitation, the obligations of Borrowers under the Reimbursement Agreement and the reimbursement obligations of Borrowers under any and all Letters of Credit), covenants and duties owing by a Borrower to the Lenders or to the Administrative Agent under or in respect of this Agreement, any Note or any of the other Loan Documents, of every kind, nature and description, direct or indirect, absolute or contingent, due or to become due, contractual or tortious, liquidated or unliquidated, and whether or not evidenced by any note, and whether or not for the payment of money.

                     (c) Section 1.1 of the Credit Agreement is further amended by: deleting the word "and" immediately preceding clause
              (g) of the definition of "Permitted Liens"; by deleting the period appearing at the end of clause (g) of the definition of "Permitted Liens"; and by adding a new clause (h) to the end of the definition of "Permitted Liens" to read in its entirety as follows:

                     and, (h) Liens in favor of the Administrative Agent to secure the joint and several payment obligations of the Borrowers in respect of the Guaranty.

                     (d) Section 2.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

                              SECTION 2.1 Revolver Loans. Subject to the terms and conditions of this Agreement, each Lender severally but not jointly agrees to make Revolver Loans to the Borrowers jointly and severally from time to time from the Closing Date through the

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              Revolver Facility Termination Date as requested by Maxim, on behalf of Borrowers, in accordance with the terms of Section 2.2; provided that (i) the aggregate principal amount of all outstanding Revolver Loans (after giving effect to any amount requested) shall not exceed the lesser of (A) the Borrowing Base less (x) the aggregate principal amount of Swingline Loans outstanding, and less (y) the aggregate Conventional LOC Obligations, or (B) fifty million dollars ($50,000,000) less (x) the aggregate principal amount of Swingline Loans outstanding, less (y) the aggregate Conventional LOC Obligations, and less the Guaranty Reserve (except with respect to any request or deemed request for a Revolver Loan advance pursuant to Section 2.13 hereof), and (ii) the aggregate principal amount of Revolver Loans from any single Lender shall not at any time exceed such Lender's Revolver Loan Commitment. Each Revolver Loan by a Lender shall be in a principal amount equal to such Lender's Revolver Loan Commitment Percentage of the aggregate principal amount of Revolver Loans requested on such occasion, up to a maximum principal amount at any time outstanding under the Revolver Facility equal to such Lender's Revolver Loan Commitment Percentage of the Borrowing Base at such time. If at any time the Lenders shall make Revolver Loans to the Borrowers such that the aggregate amount of Revolver Loans outstanding hereunder exceeds the Borrowing Base, such Revolver Loans shall nonetheless constitute Obligations hereunder. Subject to the terms and conditions hereof, the Borrowers may borrow, repay and reborrow Revolver Loans hereunder until the Revolver Facility Termination Date.

              (e) Article II of the Credit Agreement is hereby amended by adding a new Section 2.13 thereto at the end thereof to read in its entirety as follows:

                  2.13 Repayment of Guaranty with Revolver Loans. First Union will promptly give notice to Maxim, on behalf of the Borrowers, of any failure by the Owner-Trustee to pay any principal, interest, yield, fees or other amounts then due and owing under the Bridge Note or the Certificate on any Guaranty Payment Date. Unless Maxim, on behalf of the Borrowers, shall cause First Union, for its own account, to be reimbursed for such failure to timely pay other than from the proceeds of Revolver Loans by no later than 11:00 a.m. (Charlotte time) on the day next succeeding any Guaranty Payment Date, the Borrowers shall request or be deemed to have requested a Revolver Loan advance (in an amount not to exceed the Guaranty Reserve) to be used to pay the

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       principal, interest, yield, fees and other amounts then due and owing to
       First Union under the Bridge Note and the Certificate, and the Administrative Agent shall promptly (and in any event by not later than 2:00 p.m. (Charlotte time)) give notice ("Borrowing Request Notice") to the Lenders that a Revolver Loan has been requested or deemed requested by the Borrowers to be made in connection with the Guaranty, in which case Lenders shall make Revolver Loans to the Borrowers jointly and severally in a principal amount for each Lender equal to such Lender's Revolver Loan Commitment Percentage of such Revolver Loan requested or deemed to be requested by the Borrowers as provided below. Each Lender shall make available to the Administrative Agent, at the office of the Administrative Agent in Dollars in funds immediately available to the Administrative Agent, such Lender's Revolver Loan Commitment Percentage of the Revolver Loans requested or deemed requested, and the proceeds thereof shall be paid directly to First Union for application to the payment of any and all principal, interest, yield, fees and other amounts then due and owing under the Bridge Note and the Certificate. Each such Lender hereby irrevocably agrees to make its Revolver Loan Commitment Percentage of each such Revolver Loan immediately upon any such request or deemed request in the amount and in the manner specified in the preceding sentence on the date that any Borrowing Request Notice is given, notwithstanding (i) the amount of such borrowing may not comply with the minimum amount for advances of Revolver Loans otherwise required hereunder, (ii) whether any conditions specified Section 4.3 are then satisfied, (iii) whether a Default or an Event of Default then exists,
       (iv) failure for any such request or deemed request for Revolver Loans to be made by the time otherwise required hereunder, (v) whether the date of such borrowing is a date on which Revolver Loans are otherwise permitted to be made hereunder or (vi) any termination of the Commitments relating thereto immediately prior to or contemporaneously with such borrowing; provided, however, that if any Revolver Loan cannot for any reason be made on the date otherwise required above (including, without limitation, as a result of the commencement of a proceeding under the Bankruptcy Code with respect to any Borrower or any other Person obligated upon the Obligations), then each such Lender hereby agrees that it shall forthwith purchase (as of the date that any such Borrowing Request Notice is given, but adjusted for any payments received from the Borrowers on or after such date and prior to such purchase) from First Union such participation in the outstanding principal amount of the Bridge Note and the Certificate, as shall be necessary to

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       cause each such Lender to share in the outstanding principal amount of the Bridge Note and the Certificate then due and owing, ratably (based upon the respective Revolver Loan Commitment Percentages of the Lenders (determined before giving effect to any termination of the Commitments pursuant to Section 2.8)), provided, further, that at the time any such purchase of a participation is actually made, the purchasing Lender shall be required to pay to First Union, to the extent not paid to First Union by Maxim, interest and/or yield, as applicable, on the principal amount of participation purchased for each day from and including the day upon which such Borrowing Request Notice was given to but excluding the date of payment for such participation, if paid within two (2) Business Days of the date of the Revolver Loan, at the Federal Funds Rate, and thereafter at the Base Rate.

       (f) Section 3.5 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:

              SECTION 3.5 Crediting of Payments and Proceeds. In the event that any Borrower shall fail to pay any of the Obligations when due and the Obligations have been accelerated pursuant to Section 10.2, all payments received by the Lenders upon the Notes and the other Obligations and all net proceeds from the enforcement of the Obligations shall be distributed pro rata among the Revolver Facility and the Term Loan and shall be further applied among the Administrative Agent and such Lenders first, to all Administrative Agent's fees and expenses then due and payable, then to all other expenses then due and payable by the Borrowers hereunder, then to all indemnity obligations then due and payable by the Borrowers hereunder, then to all commitment and other fees and commissions then due and payable, then to accrued and unpaid interest on the Obligations and any termination payments due in respect of a Hedging Agreement with any Lender (pro rata in accordance with all such amounts due), then to the principal amount of the Obligations, in that order.

       (g) Section 10.1 of the Credit Agreement is amended by adding a new clause (p) and clause (q) to the end thereof to read in their entirety as follows:

              (p) any "Event of Default" (as such term is defined in the Bridge
       Note) by the Owner-Trustee under the Bridge Note.

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



             (q) any "Event of Default" (as such term is defined in the Certificate) by the Owner-Trustee under the Certificate.

         (h) The forms of the Notice of Borrowing and the Swingline Notice of Borrowing, Exhibits B1 and B2, respectively, to the Credit Agreement are hereby amended and restated in their entirety as set forth on Exhibit B1 and Exhibit B2 attached hereto and made a part hereof.

         (i) Schedules 5.1(a), 5.1(b) and 5.1(r) to the Credit Agreement are hereby replaced by new Schedules 5.1(a), 5.1(b) and 5.1(r), respectively, attached hereto and made a part hereof.

      3. Consent and Waiver. Subject to the satisfaction in full of each of the conditions set forth in Section 5 hereof, the Lenders hereby (a) consent to the loan by First Union to the Owner-Trustee in the aggregate principal amount of $12,610,000, as evidenced by the Bridge Note, (b) consent to First Union's equity contribution to the Maxim Real Estate Trust 1998-1 in the principal amount of $390,000, as evidenced by the Certificate, and to First Union's beneficial ownership interest in the trust created pursuant to the Trust Agreement dated as of the date hereof (the "Trust Agreement") by and between First Union and the Owner-Trustee, (c) consent to First Union acting in its capacity as co-trustee under the Trust Agreement, (d) consent to the unconditional guarantee by Maxim and each of the other Borrowers of the obligations of the Owner-Trustee under the Bridge Note pursuant to the terms and provisions of the Guaranty, (e) consent to the execution, delivery and performance by each of the Borrowers and First Union of each of the Bridge Loan Documents to which they are a party to, (f) waive any violation of Section 9.2 of the Credit Agreement due to the incurrence by Maxim of the Contingent Obligations under the Guaranty and the Indemnification Agreement, (g) consent to the execution, delivery and performance by the Borrowers of the Security Agreement Amendment, (h) consent to the Assignment and waive any violation of
Section 9.3 of the Credit Agreement arising as a result of the Assignment, (i) waives enforcement of Section 7.12 of the Credit Agreement with respect to (1) the failure of the Borrowers to cause the New Subsidiary to timely execute and deliver to the Administrative Agent a Joinder Agreement and a supplement to the Security Agreement, and (2) the failure of Maxim to timely execute and deliver a supplement to the Pledge Agreement in favor of the Administrative Agent for the benefit of the Lenders, with respect to the shares of the New Subsidiary owned by it; and (j) waives enforcement of Section 4(a)(ii) of the Security Agreement and Section 10.1(e) of the Credit Agreement with respect to the failure of the Borrowers to timely notify the Administrative Agent of the change in the name of the Subsidiary Borrowers identified on Schedule 1 attached hereto and made a part hereof.

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       4. Representations and Warranties. Each Borrower (including the New
Subsidiary) hereby represents and warrants to the Administrative Agent and the Lenders as follows:

              (a) Authorization of Amendment, Etc. Each Borrower has the right and power, and has taken all necessary action to authorize it, to execute, deliver and perform this Agreement in accordance with its terms. This Agreement has been duly executed and delivered by each Borrower and is a legal, valid and binding obligation of such Borrower, enforceable against such Borrower in accordance with its terms.

              (b) Compliance of Amendment with Laws, Etc. The execution, delivery and performance of this Agreement in accordance with its terms do not and will not, by the passage of time, the giving of notice or otherwise,

                  (i) require any governmental approval or violate any applicable law relating to any Borrower;

                  (ii) conflict with, result in a breach of or constitute a default under the articles or certificate of incorporation or bylaws of any Borrower, any material provisions of any indenture, agreement or other instrument to which any Borrower is a party or by which any Borrower or any of its properties may be bound or any governmental approval relating to any Borrower, or

                  (iii) result in or require the creation or imposition of any
              Lien (other than Permitted Liens) upon or with respect to any property now owned or hereafter acquired by any Borrower.

              (c) Representations in Credit Agreement. After giving effect to this Agreement, all of the representations set forth in the Credit Agreement are accurate in all material respects as of the date hereof, except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

       5.     Conditions to Effectiveness.

              (a) The effectiveness of the amendments, waivers and consents set forth herein are subject to the Administrative Agent's receipt of each of the following on the date first set forth above:

                  (i) counterparts of this Agreement, duly executed and delivered by the Borrowers (including the New Subsidiary) and the Lenders;

                  (ii) counterparts of the Security Agreement Amendment, duly executed and delivered by the Borrowers (including the New Subsidiary) and the Administrative Agent;

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



                  (iii) certified copies of all corporate action taken by the
              Borrowers (including the New Subsidiary) to authorize the execution, delivery and performance of this Agreement, the Security Agreement Amendment and each other certificate, agreement or other document to be executed by the Borrowers in connection with this Agreement;

                  (iv) a favorable opinion of outside counsel to the Borrowers (including the New Subsidiary) addressed to the Administrative Agent and Lenders with respect to the Borrowers and such other Persons, this Agreement, the Guaranty, the Security Agreement Amendment, the Joinder Agreement (defined below), the Security Agreement Supplement (defined below), the Stock Pledge Supplement (defined below), and the transactions contemplated hereby and thereby, and such other matters as the Administrative Agent and the Lenders may reasonably request, reasonably satisfactory in form and substance to the Administrative Agent and Lenders;

                  (v) a Joinder Agreement dated as of the date hereof (the "Joinder Agreement"), duly executed by the New Subsidiary and substantially in the form as set forth in Exhibit I to the Credit Agreement;

                  (vi) a Security Agreement Supplement dated as of the date hereof (the "Security Agreement Supplement"), duly executed by the New Subsidiary and substantially in the form as set forth in Annex I to the Security Agreement; and

                  (vii) a Pledge Agreement Supplement dated as of the date
              hereof (the "Pledge Agreement Supplement"), duly executed by Maxim and substantially in the form as set forth in form of Pledge Agreement Supplement attached to the Pledge Agreement executed by Maxim in favor of the Administrative Agent.

              (b) The continued effectiveness of the waivers set forth in clause
       (i) and clause (j) of Section 3 hereof are subject to the satisfaction in full of the following conditions:

                  (i) Within ten (10) Business Days after the date hereof, the Administrative Agent shall have received duly executed UCC-3 financing statements with respect to each of the Borrowers listed on Schedule 1 hereto, amending the original UCC-1s that were filed in connection with the closing that occurred on August 26, 1997, to reflect the name changes of the Borrowers described on Schedule 1 hereto, in each case, in the appropriate form for filing with the applicable Governmental Authorities; and

                  (ii) Within ten (10) Business Days after the date hereof, the Administrative Agent shall have received UCC-1 financing statements with respect to the New Subsidiary, in each case, duly executed by an officer of the New Subsidiary and in the appropriate form for filing with the applicable Governmental Authorities in order to perfect all of the Liens and security interests granted by the New Subsidiary in favor of the Administrative Agent for the benefit of the Lenders pursuant to the Security Agreement Supplement.

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


Without limiting the foregoing, the waivers set forth in clause (h) and clause
(i) of Section 3 hereof will terminate and be of no further force and effect if Borrowers' fail to satisfy the conditions referred to in clauses (i) and (ii) of this Section 5(b) within ten (10) Business Days after the date hereof. This Agreement, including, without limitation Section 5(b) hereof, is not intended to and shall not be construed as in any way limiting the provisions of clauses (d) and (e) of Section 7.12 of the Credit Agreement or of clauses (iii) and (x) of
Section 4 of the Security Agreement.

         6. Covenants. Each of the Borrowers hereby covenants and agrees that, on and at all times after the date hereof, for purposes of (a) determining compliance with the covenants set forth in Article VIII of the Credit Agreement and Sections 9.1 and 9.2 of the Credit Agreement, and (b) calculating the Applicable Margin and the Commitment Fee, or any adjustments thereto, in accordance with Article III of the Credit Agreement, the Contingent Obligations of Maxim shall be deemed to include (irrespective of whether Maxim or any other Borrower is obligated to pay all or any portion of such amounts pursuant to the Guaranty, any other Bridge Loan Document or otherwise), at any date of determination thereof, the entire amount of principal then outstanding under the Bridge Note, together with all accrued and unpaid interest and fees thereon, and all other amounts then due and payable in respect of the Bridge Note, plus (ii) the entire amount of principal then outstanding under the Certificate, together with all accrued and unpaid yield and fees thereon, and all other amounts then due and payable in respect of the Certificate. For the avoidance of doubt, the parties hereto hereby agree that solely for purposes of calculating the Commitment Fee under the Credit Agreement (i) the establishment and maintenance of the Guaranty Reserve, together with any adjustments in the amount of such reserve made from time to time on and after the date hereof, shall not constitute usage in respect of the Commitment under the Credit Agreement, and
(II) the amount of the Revolver Loan Commitment shall not be deemed to be reduced by the amount of the Guaranty Reserve.

         7. Release. Each Borrower hereby (a) acknowledges that First Union is a beneficiary under the Maxim Real Estate Trust 1998-1 formed under the Trust Agreement (the "Trust"), (b) consents to First Union being appointed, and acting, as co-trustee under the Trust Agreement, and (c) irrevocably releases, remises, quitclaims, and forever discharges First Union and First Union's affiliates, subsidiaries, officers, directors, employees, agents, counsel, and representatives, together with their predecessors, successors and assigns (collectively, the "Released Parties") from any and all actions, causes of action, suits, debts, demands, controversies, damages, judgments, liens, claims, charges and liabilities whatsoever, in law or in equity or otherwise which arise out of or relate to any act or failure to act by First Union in its capacity as co-trustee under the Trust Agreement, including without limitation, any communications, transactions, dealings, loans to and payments from, services performed for, or any other relationship with or work performed for or in connection with the Trust or any beneficiaries thereof, which such Borrower, directly or indirectly ever had, now has or hereafter may have against the Released Parties; provided that the release contained in clause (c) of this
Section 7 shall not apply to any actions arising solely out of the gross negligence or willful misconduct of First Union acting in its capacity as co-trustee under the Trust Agreement.

         8. Counterparts. This Agreement may be executed by each party to this Agreement upon a separate copy, and in such case one counterpart of this Agreement shall consist of enough of such copies to reflect the signature of all of the parties to this Agreement. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and it shall not be necessary in making proof of this Agreement or its terms to produce or account for more than one of such counterparts.

         9. Section References. The references in this Agreement to any section are, unless otherwise specified, to such section of this Agreement.

         10. Construction. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall be construed, administered and applied in accordance with all of the terms and provisions of the Credit Agreement.

         11. Governing Law. This Agreement shall be governed by, construed and enforced in accordance with the laws of the State of Georgia, without reference to the conflicts or choice of law principles thereof.

         12. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

                     [Signatures appear on following pages]

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers hereunder duly authorized as of the day and year first written above.

[CORPORATE SEAL]                               THE MAXIM GROUP, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name:  Gene Harper
                                                          ----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               IMAGE INDUSTRIES, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name:  Gene Harper
                                                          ----------------------
                                                   Title: Assistant Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF KENTUCKY, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name:  Gene Harper
                                                          ----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF JACKSONVILLE, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name:  Gene Harper
                                                          ----------------------
                                                   Title: Secretary
                                                          ----------------------



        [Second Amendment, Waiver and Consent Agreement - Signature Page]

[CORPORATE SEAL]                               CARPETMAX OF UTAH, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF FLORIDA, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               RNA ENTERPRISES, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               GCO, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               DUBOSE CARPETS & FLOORS, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

        [Second Amendment, Waiver and Consent Agreement - Signature Page]

[CORPORATE SEAL]                               RUGS N REMNANTS, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF ALABAMA, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF INDIANA, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               CARPETMAX OF NORTH CAROLINA, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------

[CORPORATE SEAL]                               INVESTOR MANAGEMENT, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                          ----------------------


        [Second Amendment, Waiver and Consent Agreement - Signature Page]

[CORPORATE SEAL]                               GCO CARPET OUTLET, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               MAXIM RETAIL GROUP, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CARPETMAX OF IOWA, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CARPETMAX, L.P.

                                               By:     The Maxim Group, Inc., as
                                                       its sole general partner

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               TRI-R OF ORLANDO, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------


        [Second Amendment, Waiver and Consent Agreement - Signature Page]

[CORPORATE SEAL]                               CARPETMAX OF PALM BEACH, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CREDITMAX CORP.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CARPETMAX OF NEW MEXICO, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CARPETMAX OF CHARLOTTE, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               CLOUD CARPETS, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------


        [Second Amendment, Waiver and Consent Agreement - Signature Page]

[CORPORATE SEAL]                               CARPETMAX ALABAMA CONTRACT, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               BAILEY & ROBERTS CARPETMAX OF
                                               TENNESSEE, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

[CORPORATE SEAL]                               MAXIM EQUIPMENT LEASING
                                               COMPANY, INC.

                                               By: /s/ Gene Harper
                                                   -----------------------------
                                                   Name: Gene Harper
                                                         -----------------------
                                                   Title: Secretary
                                                         -----------------------

                                               FIRST UNION NATIONAL BANK, as
                                               Administrative Agent and Lender

                                               By: /s/ Michael S. Murphy
                                                   -----------------------------
                                                   Name: Michael S. Murphy
                                                         -----------------------
                                                   Title: Senior Vice President
                                                         -----------------------


        [Second Amendment, Waiver and Consent Agreement - Signature Page]

                                             NATIONSBANK, N.A.,  as Lender and
                                             as Documentation Agent

                                             By: /s/ David H. Dinkins
                                                 -----------------------------
                                                 Name: David H. Dinkins
                                                       -----------------------
                                                 Title: Vice President
                                                       -----------------------

                                             FLEET NATIONAL BANK,  as Lender
                                             and as Co-Agent

                                             By: /s/ Oliver Bennett
                                                 -----------------------------
                                                 Name: Oliver Bennett
                                                       -----------------------
                                                 Title: Vice President
                                                       -----------------------

                                             SUNTRUST BANK, ATLANTA,  as Lender

                                             By: /s/ Bradley J. Strock
                                                 -----------------------------
                                                 Name: Bradley J. Strock
                                                       -----------------------
                                                 Title: Assistant Vice President
                                                       -----------------------

                                             By: /s/ Kim A. Willis
                                                 -----------------------------
                                                 Name: Kim A. Willis
                                                       -----------------------
                                                 Title: Banking Officer
                                                       -----------------------


        [Second Amendment, Waiver and Consent Agreement - Signature Page]